                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                   _________

                                   FORM T-1

                      Statement of Eligibility Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

                       FIRST TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

        United States                                41-0257700
   (State of Incorporation)                       (I.R.S. Employer
                                                 Identification No.)

          First Trust Center
         180 East Fifth Street
          St. Paul, Minnesota                            55101
(Address of Principal Executive Offices)              (Zip Code)

                       GREEN TREE FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)

          Delaware                                   41-1807858
   (State of Incorporation)                       (I.R.S. Employer
                                                 Identification No.)

                       GREEN TREE LEASE FINANCE II, INC.
            (Exact name of Registrant as specified in its charter)

          Minnesota                                  Applied for
   (State of Incorporation)                       (I.R.S. Employer
                                                 Identification No.)

                     GREEN TREE LEASE FINANCE 1997-1, LLC
            (Exact name of Registrant as specified in its charter)

           Delaware                                     None
   (State of Incorporation)                       (I.R.S. Employer
                                                 Identification No.)
         1100 Landmark Towers
         345 St. Peter Street
         St. Paul, Minnesota                          55102-1639
(Address of Principal Executive Offices)              (Zip Code)


                              LEASE-BACKED NOTES
                      (Title of the Indenture Securities)
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                                    GENERAL
                                    -------

1. GENERAL INFORMATION  Furnish the following information as to the Trustee.

       (a)  Name and address of each examining or supervising authority   to
            which it is subject.
              Comptroller of the Currency
              Washington, D.C.

       (b)  Whether it is authorized to exercise corporate trust powers.
              Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
       None

   See Note following Item 16.

   Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

    1. Copy of Articles of Association.*

    2. Copy of Certificate of Authority to Commence Business.*

    3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

    4. Copy of existing By-Laws.*

    5. Copy of each Indenture referred to in Item 4.  N/A.

    6. The consents of the Trustee required by Section 321(b) of the act.

    7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-42147.

    * Incorporated by reference to Registration Number 22-27000.
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                                      NOTE

       The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                   SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 16th day of December, 1997.


                                       FIRST TRUST NATIONAL ASSOCIATION


                                       /s/ Richard H. Prokosch
                                       ________________________________
                                       Richard H. Prokosch
                                       Assistant Vice President

/s/ Kathe M Barrett
_____________________________
Kathe M Barrett
Assistant Secretary
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                                   EXHIBIT 6

                                    CONSENT

       In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  December 16, 1997


                                       FIRST TRUST NATIONAL ASSOCIATION


                                       /s/ Richard H. Prokesch
                                       ________________________________
                                       Richard H. Prokosch
                                       Assistant Vice President